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                                                                   EXHIBIT 10.12

                            DISTRIBUTION AGREEMENT


THIS DISTRIBUTION AGREEMENT ("Agreement") is made this ____ day of __________________, ______, (the "Effective Date") by and between Vascular Solutions, Inc. a Minnesota corporation with its principal place of business located at 2495 Xenium Lane North, Minneapolis, Minnesota 55441 USA (hereinafter referred to as "COMPANY") and _______________________________________-with its principal place of business located at _________________________________________
_____________________(hereinafter referred to as "DISTRIBUTOR") in consideration of the mutual covenants and conditions hereinafter stated.

          1.   DEFINITION OF TERMS

1.1  "Party" or "Parties":

"Party" or "Parties" shall mean COMPANY or DISTRIBUTOR, individually and collectively.

1.2  "Products":

"Products" shall mean COMPANY's vascular sealing device incorporating a balloon catheter and biological procoagulant combination as listed in Schedule 1, as amended from time to time together with all line extensions, modifications and improvements thereto.

1.3  "Territory":

"Territory" is the entire country of _____________________.


          2.   APPOINTMENT OF DISTRIBUTOR

2.1   APPOINTMENT AS DISTRIBUTOR.

COMPANY hereby appoints DISTRIBUTOR as its DISTRIBUTOR of the Products for the Territory, and DISTRIBUTOR hereby accepts such appointment on the terms and conditions set forth in this Agreement. DISTRIBUTOR shall not seek customers or establish or maintain a branch or distribution warehouse for the Products outside the Territory.

2.2  RESALE OF PRODUCTS BY DISTRIBUTOR.

All sales of the Products by DISTRIBUTOR will be in its own name and for its own account, and DISTRIBUTOR shall have no authority to represent COMPANY in the Territory or elsewhere as agent, nor to bind COMPANY by any contract, representation, act or deed. DISTRIBUTOR shall not appoint subdistributors or outside agents to make sales of the Products in the Territory or outside of the Territory

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without the prior written approval of COMPANY.  Any such appointment of a subdistributor or agent shall not relieve DISTRIBUTOR from any and all obligations hereunder.

          3.   TERM OF DISTRIBUTORSHIP.

This Agreement and the rights conferred on DISTRIBUTOR hereunder shall come into effect on the Effective Date mentioned in the preamble hereto and shall remain in effect until ____________________________unless earlier terminated in accordance with provisions of this Agreement. This Agreement may not be renewed under any circumstances.

          4.   REPRESENTATIONS AND DUTIES OF DISTRIBUTOR.

4.1  Representations and Warranties of DISTRIBUTOR.

DISTRIBUTOR represents and warrants that neither DISTRIBUTOR nor any of its employees, affiliates or owners are subject to a non-competition agreement or any other agreement that would prevent DISTRIBUTOR from selling the Products in the Territory. DISTRIBUTOR further represents and warrants to COMPANY that the execution and performance of this Agreement by DISTRIBUTOR will not violate any law or other agreement to which DISTRIBUTOR or any of its employees, affiliates or owners are subject.

4.2  Duties of DISTRIBUTOR.

DISTRIBUTOR represents that it has adequate facilities, financing, and personnel to perform, at its own expense, its obligations under this Agreement. DISTRIBUTOR covenants to do each of the following:

     (i) to use commercially reasonable efforts to promote and sell the Products in the Territory and to maintain and enhance the goodwill of the Products;

     (ii) to comply with the United States Foreign Corrupt Practices Act, and, specifically, to not directly or indirectly offer anything of value to a government official in return for obtaining or retaining business relating to the Products; and

     (iii) not to solicit the sale of, promote the sale of, sell, exhibit for sale, distribute or manufacture in the Territory any product directly competitive with the Products.

          5.   DUTIES OF COMPANY.

5.1  Duties of COMPANY.

COMPANY covenants and agrees to do each of the following:

     (i) to provide DISTRIBUTOR with materials necessary to obtain and maintain import approvals and health registrations required to import and sell the

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Products within the Territory by furnishing to DISTRIBUTOR, at COMPANY's cost, such technical descriptions, specifications, data, drawings, information, service manuals, quality control audits, facility inspection reports issued by governmental regulators or international quality control auditors, and so forth regarding the Products, in the English language, as DISTRIBUTOR may reasonably request.

     (iii) to promptly notify DISTRIBUTOR of any actions taken with respect to COMPANY or the Products by regulators in other jurisdictions, including (i) any facility inspection resulting in any notice of infraction, warning or other action regarding the Products, (ii) voluntary or mandatory recalls or withdrawal of the Products, (iii) administrative or court proceedings regarding the Products, and (iv) any material changes of the method of sterilization, packaging, materials, design or other specifications of the Products. COMPANY will promptly provide DISTRIBUTOR with copies of any correspondence with regulators regarding any of the foregoing.

     (iv) to inform DISTRIBUTOR, from time to time, of the technical and other developments regarding the Products as these may occur.

     (v) to furnish to DISTRIBUTOR at COMPANY's cost, a reasonable quantity of such advertising and other promotional literature for the Products.

     (vi) to provide reasonable Product training, at COMPANY'S expense, to DISTRIBUTOR at such times and places as the Parties mutually agree. Each Party shall bear its own employee's expenses for attending such training, unless mutually agreed otherwise; and

     (vii) to provide DISTRIBUTOR samples of the Products upon terms and conditions as mutually agreed to.

           6.   EXPENSES

6.1  DISTRIBUTOR'S Expenses.

DISTRIBUTOR shall be responsible for all expenses incurred by it in connection with the implementation of this Agreement, including without limitation salaries, office and travel expenses of its employees, advertising and trade shows within the Territory and any and all taxes which may be imposed on DISTRIBUTOR within the Territory. COMPANY shall bear only such of these expenses as to which it has, by written agreement, given advance approval.

6.2  COMPANY'S Expenses.

COMPANY shall be responsible for payment of all expenses incurred by it including any taxes imposed on it for the manufacture of the Products and shall also pay those expenses incurred in connection with the implementation of this Agreement for which it has given prior written approval.

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          7.   RECORDS and REPORTS

7.1  Records and Reports.

DISTRIBUTOR shall maintain complete and accurate records of aggregate purchases and resales of the Products and all other information received by or relating to the Products and shall permit, or cause to permit, COMPANY or its agents at any time during regular business hours to examine such records for purposes related to the performance of the Agreement. The duty of DISTRIBUTOR to preserve and the right of the COMPANY to examine all such records shall not cease until termination of this Agreement and shall survive until all moneys have been paid, all inventory sold or returned and no disputes exist.

          8.   SALES OF PRODUCT TO DISTRIBUTOR

8.1  Purchase Prices and Terms.

COMPANY shall sell the Products to DISTRIBUTOR at the prices to be determined in accordance with Schedule 1. Payments shall be due sixty (60) days after date of placement with the carrier for delivery to DISTRIBUTOR. If DISTRIBUTOR is not current on its payments or has exceeded its credit limit, COMPANY may, in its sole discretion require prepayment or letter of credit prior to any additional shipments of Product. Payment shall be made by wire transfer in U.S. funds to an account designated by COMPANY. COMPANY reserves the right to revise its prices upwards or downwards at any time in its sole discretion, but the prices stated on an accepted order shall not be revised even though the prices are amended prior to shipment. COMPANY shall provide DISTRIBUTOR with 60 days prior notice of any price change.

8.2  Risk of Loss, Deliveries.

DISTRIBUTOR shall purchase the Products from COMPANY F.O.B. place of manufacture with risk of loss passing to DISTRIBUTOR upon delivery of the Products to the carrier at the F.O.B. point. DISTRIBUTOR shall be responsible for taxes and import duties imposed in the Territory and for shipping fees and any transit insurance selected by DISTRIBUTOR. COMPANY shall deliver accepted orders within the acknowledged time of shipment stated in COMPANY's acceptance of the order. Furthermore, COMPANY shall package the Products suitable for export.

8.3  Acceptance and Cancellation of Orders.

All orders for Products by DISTRIBUTOR shall be initiated by DISTRIBUTOR's issuance of a written purchase order sent via Facsimile or U.S. mail. Such orders shall state unit quantities, unit descriptions, requested delivery dates, and shipping instructions. The acceptance by COMPANY of an order shall be indicated by written acknowledgment thereof by COMPANY within five (5) business days following receipt of each order. This Agreement shall control orders of Products by DISTRIBUTOR. All different or additional terms or conditions in DISTRIBUTOR's purchase order, acknowledgment or other similar document shall not add to or modify

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terms of this Agreement. COMPANY shall have the right to cancel any order placed by DISTRIBUTOR or to refuse or delay the shipment thereof if DISTRIBUTOR shall fail to meet any payments as provided herein or otherwise agreed to by the COMPANY. DISTRIBUTOR may cancel an order which COMPANY has accepted only by providing written notice to COMPANY prior to the shipment of any part thereof and by paying such reasonable cancellation charge requested by COMPANY.

8.4  Product Specifications.

COMPANY shall be obligated to deliver Products of the specifications and quality standards in effect therefore and a minimum shelf life of six months at the time COMPANY accepts an order. COMPANY reserves the right to change the design or specifications of any of the Products or part thereof at any time and with prior written notice to the DISTRIBUTOR. COMPANY also reserves the right to discontinue the manufacture and distribution of any of the Products at any time in COMPANY'S sole discretion. In the event COMPANY discontinues the manufacture or distribution of any Product or in the event of a Product specification change, DISTRIBUTOR's minimum purchase obligations under Section 8.6 herein shall be amended and adjusted accordingly.

8.5  Taxes.

DISTRIBUTOR shall be responsible for all taxes levied and/or imposed by the government or taxing authority in the Territory. COMPANY shall be responsible for all taxes levied and/or imposed by the United States government or any taxing authority in the United States.

8.6  Minimum Purchases.

DISTRIBUTOR agrees to place orders for the Products in the amount as described in Schedule 2 attached hereto and thereafter to order at least the quantity of Products as also set forth in Schedule 2, (Minimum Purchases). In the event that DISTRIBUTOR fails to meet the Minimum Purchase amounts agreed by the Parties as shown in Schedule 2 hereto for any calendar quarter during the term of this Agreement, the Parties shall meet at a mutually agreed upon place and time to discuss remedying this situation. In the event a remedy is not available or agreed upon by the COMPANY, then the COMPANY may, at its sole discretion immediately and without further notice terminate this Agreement. Failure of DISTRIBUTOR to meet the Minimum Purchase amounts due to supply limitations of COMPANY in any period shall not be deemed to constitute a violation of this Section.

8.7  Product Inspection and Acceptance.

Upon receipt, DISTRIBUTOR shall have the right to inspect each order to determine that it conforms to the quantity of Products listed on the invoice. DISTRIBUTOR is deemed to have accepted as listed on the invoice all Products which are not affirmatively rejected by written notice to COMPANY within five
(5) calendar days of physical receipt of the Products by DISTRIBUTOR.

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          9.   WARRANTY POLICY

9.1  Warranties.

COMPANY warrants that the Products sold to DISTRIBUTOR are free from any defects in material, design, workmanship, manufacture, treatment, packing, instruction manuals, labeling, warning or otherwise and shall at all times comply with the stated Product specifications. COMPANY'S SOLE OBLIGATION UNDER THE FOREGOING WARRANTY SHALL BE, AT COMPANY'S SOLE ELECTION, TO EITHER REPLACE THE RELEVANT PRODUCT OR REFUND DISTRIBUTOR'S PURCHASE PRICE FOR SUCH PRODUCT. Such obligation shall be subject to COMPANY being granted the reasonable opportunity to inspect, at COMPANY'S expense, the defective Product at the location of its use or storage and, upon request in accordance with the COMPANY'S instruction, return of the Product to COMPANY at COMPANY'S cost. No return of any Product will occur until the COMPANY has issued a Return Authorization Number together with instructions for packaging and delivery. Any such replacement of PRODUCTS may be made by substitution of any similar Product meeting quality specifications and payment by the COMPANY of all freight, handling and duty charges incident thereto. NOTWITHSTANDING THE FOREGOING, COMPANY MAKES NO WARRANTY, NOR SHALL IT HAVE ANY OTHER OBLIGATION TO DISTRIBUTOR WITH RESPECT TO ANY PRODUCT SOLD HEREUNDER, IF SUCH PRODUCT HAS EXPIRED ACCORDING TO PRODUCT LABELS OR HAS NOT BEEN USED, HANDLED OR STORED IN ACCORDANCE WITH COMPANY GUIDELINES AS COMMUNICATED BY COMPANY.

EXCEPT AS EXPRESSLY PROVIDED ABOVE AND IN SECTION 11.1 BELOW, COMPANY GRANTS DISTRIBUTOR NO OTHER WARRANTIES OR CONDITIONS, EXPRESS OR IMPLIED, BY STATUTE, IN THIS AGREEMENT OR IN ANY COMMUNICATION BY COMPANY, REGARDING THE PRODUCTS, THEIR FITNESS FOR ANY PARTICULAR PURPOSE, THEIR QUALITY, THEIR MERCHANTABILITY OR OTHERWISE.

          10.  PATENTS, TRADEMARKS, COPYRIGHTS;
               PROPRIETARY AND CONFIDENTIAL INFORMATION

10.1 Trademark License.

COMPANY hereby grants to DISTRIBUTOR a non-exclusive license to use the trademarks, trade names and copyrights of COMPANY as communicated to DISTRIBUTOR from time to time (hereinafter referred to as the "Trademarks") in connection with its sales, promotion, and distribution of the Products under this Agreement. DISTRIBUTOR has no permission to and will not adopt, use or register as trademark, trade name, business name, or corporate name or part thereof, whether during the term of this Agreement or after its termination, any word, or symbol the same as or similar to any Trademarks. Furthermore, upon request, DISTRIBUTOR shall discontinue the use of any and all Trademarks utilized and registered by

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DISTRIBUTOR in connection with the Products prior to or after the execution of this Agreement.

10.2  Duty to Preserve Confidentiality.

Without the prior written consent of the supplying Party, no receiving Party, its officers, agents, or employees shall, in any manner whatever for use in any way for its own account or for any third party disclose or communicate to a third party, any technical, engineering, manufacturing, business, financial, or other information and know how (hereinafter referred to as the "Confidential Information") generated by any Party hereto and acquired directly or indirectly by any other Party. Nothing in this section 10.2 shall prevent disclosure or use of information (i) already known to any Party; (ii) which is or becomes public knowledge without the fault of any Party; (iii) which is properly acquired by any Party from a third party having the legal right to such information; or (iv) is required to be disclosed by a proper governmental or judicial authority. No receiving Party shall, in any manner whatever for use in any way for its own account or for the account of any third party, disclose or communicate to a third party, any Confidential Information for any purpose except for the purpose of for which such Confidential Information was supplied, and such receiving Party will take every reasonable precaution to protect the confidentiality of such information. Each Party acknowledges that any breach of any obligation under this section 10.2 is likely to cause or threaten irreparable harm to the other Party, and accordingly, each Party agrees that in such event the non-breaching party shall be entitled to equitable relief to protect its interests, including, but not limited to, preliminary and permanent injunctive relief.

10.3  Proprietary.

DISTRIBUTOR acknowledges that the Products are proprietary to COMPANY and may not be copied and that all rights of design and invention are reserved to COMPANY.

          11.  INDEMNITIES.

11.1  Indemnity.

Each Party agrees to indemnify, defend and hold the other Party and its officers, directors, employees, agents, successors and assigns harmless from and against any and all claims made by any third party arising out of the manufacture, processing, marketing, distribution and sale of the Products, where and to the extent such damages are alleged to have been caused by the fault of such indemnifying Party or its officers, directors, employees, agents, successors and assigns. The indemnifying party under this article 11.1 shall be relieved of its obligation unless the indemnified party: (i) gives the indemnifying party written notice of such claim as soon as reasonably practicable; (ii) cooperates in the defense of such claim at the expense of the indemnifying party, and (iii) gives the indemnifying party the sole control of defense and/or settlement of such claim. No settlement shall take place without the consent of the indemnified Party.

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COMPANY shall defend, hold harmless and indemnify DISTRIBUTOR and its officers, directors, employees, agents, successors and assigns against any damages, disbursements, expense, liability, penalty or loss of any kind or nature (including reasonable attorneys' fees) incurred in connection with any suit, claim, or proceeding brought against COMPANY and/or DISTRIBUTOR for an alleged patent or trademark infringement or for bodily injuries or death to any person caused by a defect in a Product or its design or manufacture sold hereunder, and COMPANY shall pay any such costs and damages finally awarded against DISTRIBUTOR in any such suit, claim or proceeding (including judgments, court costs and reasonable attorneys' fees), provided that: (i) Such Product has not been modified or tampered with by DISTRIBUTOR; (ii) such Product has not been misused as a result of DISTRIBUTOR'S unauthorized representation about the Product;
(iii) DISTRIBUTOR gives COMPANY reasonable written notice of any such claim as soon as is reasonably practicable; and (iv) COMPANY has the sole control of the defense and/or settlement of such claim; however, COMPANY agrees that it will not control or settle the same without the prior consultation with DISTRIBUTOR.

            12.  TERMINATION

12.1  Termination for Cause.

COMPANY or DISTRIBUTOR may terminate this AGREEMENT, immediately upon the giving of written notice to the defaulting Party, in the event that any of the following events occur:

      (i) COMPANY or DISTRIBUTOR becomes insolvent or is unable to pay its debts as they mature or ceases to pay in the ordinary course of business its debts as they mature; or either Party makes an assignment for the benefit of its creditors; or a receiver, liquidator, custodian, trustee or the like is appointed for the Party or its property; or either Party commences a voluntary case under any applicable bankruptcy or insolvency law or consents to the entry of an order for relief in any involuntary case, or with jurisdiction enters a decree for relief in any involuntary case involving either party.

      (ii) COMPANY or DISTRIBUTOR defaults in the performance of any obligation under this Agreement and fails to cure such default within thirty (30) days after written notice thereof from the non-defaulting Party.

      (iii) _____________________________ shall no longer be regularly involved in the day to day management and sales activities of DISTRIBUTOR for any reason.

      (iv) COMPANY is merged or purchased or otherwise experiences a change in control of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A promulgated under the Securities Exchange Act of 1934, as amended (whether or not COMPANY is then subject to such reporting obligatioins) and the

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terminating party gives the other party prior written notice not less than 12 months in advance of the date of termination.

      (v)   Pursuant to Section 8.6 hereof.

12.2  Obligations upon Termination.

Upon the termination of this Agreement for cause and after the allowance for any applicable cure periods, DISTRIBUTOR and COMPANY promises to do each of the following immediately:

      (i) DISTRIBUTOR shall pay to COMPANY all amounts which are payable by DISTRIBUTOR to COMPANY under this Agreement less any such amounts payable on the grounds of a dispute arising out of this Agreement against any claim or damages sought by DISTRIBUTOR;

      (ii) Each Party shall return to the other Party all of the Confidential Information in the possession or under the control of the respective Party holding the Confidential Information, together with a statement signed by an officer or duly empowered representative of the Party to the effect that all of the Confidential Information has been returned to the Party;

      (iii) DISTRIBUTOR shall cease to use any of the Trademarks and to return to COMPANY all materials supplied to DISTRIBUTOR by COMPANY which contain any of the Trademarks. Furthermore, upon receipt of written notice from COMPANY, DISTRIBUTOR shall dispose of all packaging, labels, brochures, lists, and other similar materials containing any of the Trademarks in accordance with COMPANY'S instructions. COMPANY shall reimburse DISTRIBUTOR for the direct costs (exclusive of overhead) of such material and their disposal;

      (iv) DISTRIBUTOR shall return to COMPANY all of the Products in DISTRIBUTOR'S possession or under DISTRIBUTOR'S control and unsold on the date of termination. COMPANY shall pay DISTRIBUTOR for the Products so returned at a price equal to DISTRIBUTOR'S direct costs therefore (exclusive of overhead) for each Product which is returned unopened in its original packaging with in excess of six months sterile shelf life remaining and in the same condition as when received by DISTRIBUTOR. Any product returned within its last six months of sterile shelf life shall be reimbursed at 50% of such amount. DISTRIBUTOR shall furnish to COMPANY promptly after the date of termination an inventory of the Products which DISTRIBUTOR will return to COMPANY. COMPANY shall pay DISTRIBUTOR within thirty (30) days of shipment of returned Product by DISTRIBUTOR by wire transfer to an account designated by DISTRIBUTOR at that time

      (v) DISTRIBUTOR shall immediately assist in the process to transfer any necessary import licenses to COMPANY or its designee.

Upon termination of this Agreement in accordance with its terms (whether at the end of its scheduled term or earlier), neither party shall be liable to the other for any damages or amounts whatsoever sustained or arising out of, or alleged to have arisen

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out of, such termination. DISTRIBUTOR HEREBY EXPRESSLY IRREVOCABLE WAIVES ANY
RIGHTS AND CLAIMS TO ANY COMPENSATION (FOR GOODWILL OR OTHERWISE) OR INDEMNITY RESULTING FROM THE TERMINATION OF THIS AGREEMENT OR ITS STATUS AS A DISTRIBUTOR, WITH OR WITHOUT CAUSE, UNDER ANY APPLICABLE LAW.

          13.  GENERAL PROVISIONS

13.1  Force Majeure.

Neither Party to this Agreement is responsible to the other Party for nonperformance or delay in performance of the terms and conditions herein due to any force majeure, including without limitation acts of God, acts of government, wars, civil disturbances, strikes, and other labor unrest, accidents in transportation or other cause beyond the control of its Parties. The Party whose performance is prevented under this paragraph shall immediately inform the other Party of the state of affairs.

13.2  Relationship Between Parties.

DISTRIBUTOR'S relationship to the COMPANY shall be that of independent contractor. Nothing contained in this Agreement shall make DISTRIBUTOR a partner, joint venturer, employee, or agent of COMPANY for any purpose whatsoever. DISTRIBUTOR shall not sign any contract in the name of the COMPANY, shall not purport to bind COMPANY in any way to any obligation, and shall not hold itself out or purport to act as COMPANY'S legal partner or legally empowered agent or representative for any purpose whatsoever. In particular, but without limiting the generality of the foregoing, DISTRIBUTOR shall not purport to give, or assume on behalf of COMPANY, any other or different guarantee, warranty, obligation or liability whatsoever, including without limitation liability for loss or damage to person or property resulting from default or defect in design, workmanship or material or goods of any kind, other than stipulated in such warranties as COMPANY may specify from time to time. Furthermore, DISTRIBUTOR shall not give such other or different warranties or guarantees on its own behalf unless DISTRIBUTOR obtains the prior written consent of COMPANY on each such occasion.

13.3  Successors, Nonassignability.

This Agreement and each and every covenant, term and condition hereof is binding upon and inures to the benefit of the Parties hereto and their respective successors and assigns, but neither this Agreement nor any rights hereunder may be assigned by DISTRIBUTOR directly, indirectly, voluntarily or by operation of law, without first receiving the prior written consent of COMPANY. In the event of a sale or transfer of all or substantially all of the stock or Product device assets of COMPANY, COMPANY shall assign its rights and obligations under this Agreement to the purchaser of such stock or assets

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13.4   Survival of Obligations.

Both Parties agree that the obligations described in Articles 9, 10, 11, 12 and 13 of this Agreement shall survive any termination or expiration of this Agreement.

13.5  Remedies.

The rights and remedies of each Party under this Agreement are not exclusive but shall be in addition to all of the rights and remedies to which that Party is entitled against the other Party under the law governing this Agreement.

13.6  Notices.

Unless otherwise specified, any notice required by this Agreement shall be made in a writing sent by prepaid certified mail, overnight courier or any means of electronic communications with confirmation copy sent by certified mail to the addresses first listed above, until notice of another address shall be given in the manner provided herein. All notices, consents or requests shall be effective from the date of mailing if sent by facsimile, seven days if sent by certified mail and when received if sent by international courier.

13.7  Disputes.

In the event there arises a dispute between the Parties as to the performance or interpretation of any of the provisions of this Agreement, or as to matters related to but not covered by this Agreement, the Parties shall first attempt to find a mutually agreeable solution by consultation in good faith. If the matter has not been resolved in within thirty (30) days of their first meeting to resolve a dispute, then any such dispute shall be determined finally by arbitration in accordance with the International Arbitration Rules of the American Arbitration Association. The place of arbitration shall be Minneapolis, Minnesota USA and the language of the arbitration shall be English. The arbitral tribunal shall consist of a single arbitrator. If the Parties shall not have agreed upon an arbitrator within thirty (30) days of the notice of arbitration, then the Administrator of the American Arbitration Association shall appoint one. The unsuccessful Party in an arbitration shall pay and discharge all reasonable costs and expenses (including reasonable attorneys' fees) which are incurred by the other Party in enforcing this Agreement.

Judgment upon the award of the arbitrator may be entered in any court having jurisdiction thereof. The Parties acknowledge that this Agreement and any award rendered pursuant to it shall be governed by the 1958 United Nations Convention on the Recognition and Enforcement of Foreign Arbitral Award.

Pending the submission to arbitrators and thereafter until the single arbitrator renders the award, the Parties shall, except in the event of termination, continue to perform all their obligations under this Agreement without prejudice to a final adjustment in accordance with the award.

Nothing herein shall prevent any party from seeking injunctive relief from any court of competent jurisdiction, in order to preserve assets, prevent irreparable harm or as otherwise appropriate.

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13.8  Unenforceable Terms.

In the event any term or provision of this Agreement shall for any reason be invalid, illegal or unenforceable in any respect, it shall be deemed separate and shall not affect any other provisions hereof or the validity hereof. The Parties agree to re-negotiate in good faith any term or provision held invalid and to be bound by the mutually agreed substitute term or provision.

13.9  Waivers.

No waiver of any of the terms and conditions of this Agreement shall be effectual for any purpose, unless expressed in a writing and signed by the Party hereto giving the same, and any such waiver shall be effective only in the specific instance and for the purpose given.

13.10 Governing Law.

This Agreement shall be governed by and construed in accordance with substantive law of the State of Minnesota, excluding that body of law applicable to choice of law. The headings to the paragraphs of this Agreement are for the convenience of reference only, do not form a part of this Agreement, and shall not in any way affect the interpretation hereof.

13.11 Entire Agreement, Modification.

This Agreement constitutes the entire and final agreement between the Parties on the subject matter hereof and supersedes any and all prior oral or written agreements or discussions on the subject matter hereof. This Agreement may not be modified in any respect except in a writing which states the modification and is signed by both Parties hereto.

13.12 Further Assurances.

The parties agree to execute any and all such further agreements, instruments or documents, and to take any and all such further action as may be necessary or desirable to carry out the provisions hereof and to effectuate the purposes of this Agreement.

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     IN WITNESS WHEREOF, this Agreement has been prepared in two (2) original copies and the Parties and/or their duly authorized representatives have placed their signatures here below.


VASCULAR SOLUTIONS, INC.



By: _________________________________

Name: Howard C. Root

Title: Chief Executive Officer



______________________________________


By:  _________________________________

Name:

Title:


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          Schedule 1.
          -----------

Products and Prices


DESCRIPTION: The Vascular Solutions Duett sealing device utilizing a balloon catheter and a biological procoagulant to achieve hemostasis following percutaneous catheterization procedures by cardiologists and radiologists, together with all line extensions, modifications and improvements thereto, as amended from time to time.


Prices: Shall be based on COMPANY'S Price List in effect for the Territory on the date on which COMPANY accepts an order, less any discounts or special pricing programs established and offered by COMPANY from time to time.

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Distribution Agreement                                                   7/13/99
Vascular Solutions, Inc.      Initial ________                           page-14
                              Initial ________

          Schedule 2.
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Minimum Annual Purchases

     The following sales from the COMPANY to the DISTRIBUTOR expressed in units represent the minimum purchase amounts that have been mutually established that reflect an acceptable performance by DISTRIBUTOR


                    YEAR                               QUANTITY
                    ----                               --------

From the date of this Agreement to December 31, 1999:

Year 2 (January 1, 2000 through December 31, 2000):

Year 3 (January 1, 2001 through December 31, 2001):



     DISTRIBUTOR shall purchase these minimum purchase amounts in roughly equivalent percentages throughout the year. If DISTRIBUTOR has not purchased 20%, 45% and 65% of the annual minimum purchase amounts by March 31, June 30 and September 30, respectively, of the year starting in 2000, DISTRIBUTOR will be in violation of the minimum purchase requirements established in section 8.6 of the Agreement and COMPANY may take all actions specified thereunder.

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Distribution Agreement                                                   7/13/99
Vascular Solutions, Inc.      Initial ________                           page-15
                              Initial ________